SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

NexPoint Diversified Real Estate Trust
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

300 Crescent Court

Suite 700

Dallas, Texas 75201

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of NexPoint Diversified Real Estate Trust (“NXDT” or the “Company”) on Monday, January 30, 2023, at 9:00 a.m. Central Time to consider a proposal to adopt the Long Term Incentive Plan Proposal described below. The special meeting will be held exclusively through a virtual format. You will not be able to attend the meeting in person. The Board believes that the Long Term Incentive Plan Proposal is in the best interest of shareholders because it believes it will align the interests of management with shareholders. Details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

We hope that you will be able to attend the Special Meeting. Whether or not you plan to attend, please vote using the internet or telephone procedures described on the proxy card or sign, date and promptly mail a proxy card in the provided, pre-addressed postage paid envelope to assure that your shares are represented at the Special Meeting. Thank you for being a shareholder and for your continued investment in the Company.

December 20, 2022

James D. Dondero
President

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 30, 2023

A Special Meeting of Shareholders of NexPoint Diversified Real Estate Trust, a Delaware statutory trust (“NXDT” or the “Company”), will be held virtually, on Monday, January 30, 2023, at 9:00 a.m. Central Time (the “Special Meeting”), for the following purposes:

1.         To approve the NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan.

The Board unanimously recommends that you vote “FOR” the Proposal.

No other business may be presented or transacted at the Special Meeting.

The close of business on December 19, 2022 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponements thereof.

While you will not be able to attend the Special Meeting in person, we have structured our virtual Special Meeting to provide shareholders with the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting. To promote fairness and efficient conduct of the meeting, we will respond to no more than two questions from any single shareholder.

If your shares are held by a financial intermediary (such as a broker-dealer), and you want to participate in, but not vote at the Special Meeting, please email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “NXDT Meeting” in the subject line and provide your full name, address and proof of ownership as of December 19, 2022 from your financial intermediary. AST will then email you the registration link. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Special Meeting, you must first obtain a legal proxy from your financial intermediary. You may forward an email from your financial intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com and put “NXDT Legal Proxy” in the subject line. AST will then email you the registration link along with the proxy voting control number.

If you are a shareholder of record and wish to attend and vote at the meeting, please send an email to AST at attendameeting@astfinancial.com with “NXDT Meeting” in the subject line and provide your name and address in the body of the email. AST will then email you the registration link for the Special Meeting. If you would like to vote during the Special Meeting, you may do so by entering the control number found on your proxy card.

Requests to attend the Special Meeting must be received by AST no later than 2:00 p.m. Central Time on Friday, January 27, 2023. On the date of the Special Meeting, shareholders are encouraged to log on 15 minutes before the meeting start time. Please contact AST at (877) 283-0325 with any questions regarding accessing the Special Meeting.

Information about the meeting and the matter to be voted on at the meeting is presented in the following proxy statement. We hope that you will plan to virtually attend the Special Meeting.

Please call AST at (877) 283-0325 for directions on how to attend the Special Meeting.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Special Meeting, please vote using the internet or telephone procedures described on the proxy card or sign, date and promptly mail a proxy card in the provided pre-addressed, postage paid envelope. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Matt McGraner
Matt McGraner
Executive VP, Chief Investment Officer
and Secretary

December 20, 2022
Dallas, Texas

TABLE OF CONTENTS

HOW TO VOTE	1
PROPOSAL 1: APPROVAL OF THE NEXPOINT DIVERSIFIED REAL ESTATE TRUST 2023 LONG TERM INCENTIVE PLAN	3
Executive Summary and Selected Plan Information	3
Board Recommendation	4
Summary of Material Terms of the LTIP	4
Material U.S. Federal Income Tax Consequences	11
New Plan Benefits	13
Registration with the SEC	13
Equity Compensation Plan Information	14
Required Vote	14
VOTING INFORMATION	14
Required Vote	14
Voting Methods	14
Quorum, Abstentions and Broker Non-Votes	15
Adjournments	15
Revocation of Proxy	15
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	19
SOLICITATION OF PROXIES	22
SHAREHOLDER NOMINATIONS AND PROPOSALS	22
HOUSEHOLDING OF MEETING MATERIALS	23
OTHER MATTERS	23
APPENDIX A: 2023 Long Term Incentive Plan	A-1

HOW TO VOTE

The New York Stock Exchange (“NYSE”) rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on the Long Term Incentive Plan Proposal described below without your instructions.

You can vote in advance in one of three ways:

by internet	The web address and instructions for voting BY INTERNET can be found on the enclosed proxy card. You will be required to provide your control number located on the proxy card.
by phone	The toll-free number for voting BY TELEPHONE can be found on the enclosed proxy card. You will be required to provide your control number located on the proxy card.
by mail	Sign, date and promptly return your proxy card if you are a shareholder of record to authorize a proxy BY MAIL.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
JANUARY 30, 2023

December 20, 2022

The Board of Trustees (the “Board”) of NexPoint Diversified Real Estate Trust, a Delaware statutory trust (“NXDT,” the “Company,” “we,” “us,” or “our”), is providing this proxy statement and accompanying proxy card to you in connection with the solicitation of proxies by the Board for a special meeting of our shareholders to be held virtually on Monday, January 30, 2023, at 9:00 a.m., Central time, and any adjournment or postponements thereof (the “Special Meeting”). We are first making these proxy materials available to shareholders on or about December 22, 2022.

The Board has fixed December 19, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and vote at, the Special Meeting. As of the Record Date, 37,171,807 transferable units of beneficial interest of the Company (“Shares”), par value $0.001 per share, were issued and outstanding, and 3,359,593 of the Company’s 5.50% Series A Cumulative Preferred Shares, par value $0.001 per share, liquidation preference $25.00 per share (“Preferred Shares”) were issued and outstanding. Shareholders of the Company are entitled to one vote for each Share and each Preferred Share held. Holders of both the Shares and the Preferred Shares, voting as a single class, are entitled to vote on the proposal detailed herein.

The mailing address of our principal executive offices is 300 Crescent Court, Suite 700, Dallas, Texas 75201.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, JANUARY 30, 2023.

THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT ARE AVAILABLE AT:

https://vote.proxyonline.com/nexpoint/docs/nxdt.pdf

PROPOSAL 1: APPROVAL OF THE NEXPOINT DIVERSIFIED REAL ESTATE TRUST 2023 LONG TERM INCENTIVE PLAN

Executive Summary and Selected Plan Information

Introduction

We are asking our shareholders to approve the NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan, which we refer to as the LTIP.

On December 7, 2022, the Compensation Committee of the Board (the “Compensation Committee”) recommended that the Board approve the LTIP, and the Board unanimously approved and determined that the LTIP was advisable and in the best interests of the Company and the Company’s shareholders. The Board subsequently directed that the Long Term Incentive Plan Proposal be submitted for consideration by our shareholders at a Special Meeting.

Proposed Share Reserve	The number of Shares that will be authorized for issuance pursuant to the LTIP will not exceed 2,545,000 (the “Share Reserve”). No Preferred Shares will be issuable under the LTIP.

Expected Duration and Impact on Dilution (as measured through burn rate and overhang)

The Company recognizes the impact of dilution on our shareholders and has evaluated the request for Shares under the LTIP very carefully in the context of the need to motivate, retain and ensure our leadership team is focused on our strategic and long-term growth priorities. Equity is an important component of a compensation program that aligns with our strategy of achieving long-term, sustainable growth.

Based on current expectations for possible future awards, the Company is recommending that 2,545,000 Shares be made available for issuance under the LTIP. Based on the closing price on the New York Stock Exchange for the Shares on December 2, 2022 of $13.60 per share, the aggregate market value as of December 2, 2022 of the new 2,545,000 Shares requested under the LTIP was $34,612,000. The Company anticipates these Shares will be sufficient to cover equity awards for the next several years. Despite this estimate, the duration of the share reserve may be shorter or longer depending on various factors such as stock price, aggregate equity needs, equity award type mix.

Common measures for the use of stock incentive plans include the burn rate and the overhang rate. The burn rate measures the annual dilution from equity awards granted during a particular year. Since the Company has not previously granted any equity awards, its burn rate over the past three years has been 0% each year.

The overhang rate is a measure of potential dilution to shareholders. As of December 19, 2022, there were 37,171,807 of our Shares outstanding, 3,359,593 of our Preferred Shares outstanding and there were no Shares or Preferred Shares subject to outstanding equity awards. The Preferred Shares are not convertible into Shares. If we exclude the impact of the new share request, the Company’s overhang rate as of December 19, 2022 is 0%. If the Company includes the new share request of 2,545,000 Shares, the Company’s overhang rate with respect to Shares and excluding Preferred Shares will be approximately 6.8%.  The Company believes this is a reasonable level of dilution and provides the Company with the appropriate flexibility to ensure meaningful equity awards in future years to executives and other key employees to better align their interests with the interests of shareholders.

Governance Highlights and Best Practices of the LTIP

The LTIP incorporates certain compensation governance provisions that reflect best and prevalent practices. These include:

●     Minimum one-year vesting period, subject to certain exceptions described in the LTIP.

●     Annual limit of $350,000 equity compensation that may be paid or awarded to a non-management trustee (referred to as a non-employee trustee under the LTIP) with respect to his or her service as a trustee during any fiscal year.

●     No “liberal” share counting.

●     Prohibition on discounted option rights and share appreciation rights (“SARs”).

●     No repricing of option rights or SARs and no cash buyout of underwater option rights and SARs without shareholder approval.

●     No dividends or dividend equivalents paid out currently on unvested awards.

●      No dividends or dividend equivalents on option rights or SARs.

●     No evergreen features.

●    Default vesting for change in control benefits is "double-trigger."

●     No tax “gross-ups” for excise taxes payable in connection with a change in control.

●     Clawback provision.

Plan Term

The LTIP will expire on the tenth anniversary of the date the LTIP was approved by the Company’s shareholders, unless earlier terminated by the Compensation Committee. Awards granted under the LTIP prior to such expiration date shall continue to be controlled by its terms.

Board Recommendation

The Board is recommending that the Company’s shareholders vote in favor of the LTIP. The LTIP affords the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by attracting, retaining and motivating (i) officers and certain key employees of the Company and any of its affiliates or subsidiaries, including NexPoint Real Estate Advisors X, L.P. (our “Adviser”) and NexPoint Diversified Real Estate Trust Operating Partnership, L.P. (our “Operating Partnership”) (together, the “Company Group”), (ii) certain persons who provide services to the Company Group that are equivalent to the services typically provided by an employee, and (iii) the non-management trustees of the Company.

If the LTIP is approved by shareholders, it will be effective as of the day of the Special Meeting. If the LTIP is not approved by our shareholders, no awards will be made under the LTIP.

In evaluating this Proposal, shareholders should consider all of the information in this Proposal.

The Board has unanimously recommended that shareholders vote “FOR” the Long Term Incentive Plan Proposal.

Summary of Material Terms of the LTIP

The following description of the LTIP is only a summary of its principal terms and provisions and is qualified in its entirety by reference to the full copy of the LTIP, attached as Appendix A to this proxy statement.

Purpose

The LTIP is designed to provide competitive incentives intended to attract, retain, incentivize and reward eligible participants.

Eligibility for Participation

Certain individuals selected by the Compensation Committee who are at the time of an award’s grant an officer or other key employee of the Company Group (or have agreed to serve in such capacity within 90 days of the grant date), an individual providing services similar to an employee to the Company Group (provided he or she satisfy the Form S-8 definition of “employee”) or a non-management trustee of the Company. As of December 19, 2022, there were approximately 23 employees of our Company Group and 5 non-management trustees of the Company expected to participate in the LTIP. As of December 19, 2022, there were zero consultants expected to participate in the LTIP.

Plan Administration

The LTIP will generally be administered by the Compensation Committee (or its successor), or any other committee of the Board designated by the Board to administer the LTIP. As plan administrator, the Compensation Committee has broad authority to determine the terms of the awards granted under the LTIP (subject to the terms thereof) and to make all other determinations it deems necessary or advisable to administer the LTIP properly. The interpretation and construction by the Compensation Committee of any provision of the LTIP or of any award agreement or related document, and any determination by the Compensation Committee pursuant to any provision of the LTIP or of any such agreement, notification or document, will be final and conclusive.

The Compensation Committee may also delegate its authority under the LTIP: (i) to a subcommittee of the Compensation Committee; (ii) if permitted by applicable law and with respect to the committee’s administrative duties and powers, to one or more committee members, officers, agents or advisors of the Company as it deems advisable; and (iii) by resolution to one or more officers of the Company with respect to selecting eligible employee participants (provided they are not subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) reporting requirements) and determining award size, subject to certain additional limitations in the LTIP.

Shares Available for Awards

Subject to adjustment as provided in the LTIP, the number of Shares available under the LTIP shall not exceed 2,545,000 Shares.

Share Recycling Provisions

If any award granted under the LTIP is cancelled or forfeited, expires or is settled for cash (in whole or in part), the Shares subject to such award will again be available for issuance under the LTIP. However, none of the following Shares will be added back to the Shares authorized for grant under the LTIP: (a) Shares withheld by the Company, tendered or otherwise used in payment of the exercise price of an option right; (b) Shares withheld by the Company or tendered or otherwise used to satisfy tax withholding obligations; (c) Shares subject to a SAR that are not actually issued in connection with its settlement of Shares on exercise thereof and (d) Shares that are reacquired by the Company on the open market or otherwise using option rights proceeds.

Allowances for Conversion Awards and Assumed Plans

Shares issued or transferred under awards granted under the LTIP in substitution for or conversion of, or in connection with an assumption of, stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any of its subsidiaries will not count against (or be added back to) the aggregate share limit or other LTIP limits described above (“Substitute Awards”). Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the LTIP, under the circumstances further described in the LTIP, but will not count against the aggregate share limit or other LTIP limits described above (“Assumed Plan Awards”).

Minimum Vesting Requirement

Notwithstanding anything else contained in this Proposal to the contrary, except in the case of Substitute Awards, Assumed Plan Awards and cash incentive awards, awards that are granted under the LTIP will be subject to a minimum vesting period of one year from the date of grant (“Minimum Vesting Requirement”). Notwithstanding the foregoing, the award may provide for acceleration of vesting in the event of a participant’s retirement, death or disability or in the event of a double-trigger change in control of the Company (as described below). The Compensation Committee may grant awards covering up to 5% of the maximum number of Shares in the Share Reserve (subject to adjustment as provided in the LTIP) for issuances under the LTIP, without regard to the Minimum Vesting Requirement.

Types of Awards Under the LTIP

Pursuant to the LTIP, the Company may grant option rights (including “incentive stock options” as defined in Section 422 of the Internal Revenue Code (the “Code”) (or “ISOs”)), SARs, restricted shares, restricted shares units (“RSUs"), performance shares, performance units, cash incentive awards, profits interest units and certain other awards based on or related to our Shares.

Each grant of an award under the LTIP will be evidenced by an award agreement or agreements which will contain such terms and provisions as the Compensation Committee may determine, consistent with the LTIP. Each award may be subject to time-based, service-based or performance-based vesting. Any award under the LTIP may provide for acceleration of vesting in the event of a participant’s retirement, death or disability or in the event of a double-trigger change in control of the Company (as described below). A brief description of the types of awards which may be granted under the LTIP is set forth below.

Option Rights

An option right is a right to purchase shares of the Company upon the exercise of the option right. Option rights granted under the LTIP may consist of ISOs, non-qualified options that are not intended to qualify as an ISO or a combination of both. ISOs may only be granted to participants who meet the definition of employee under Section 3401(c) of the Code. Except with respect to Substitute Awards and Assumed Plan Awards, non-qualified option rights must have an exercise price per share that is not less than the fair market value of a share on the date of grant, and ISOs must have an exercise price per share that is not less than 110% of the fair market value of a share on the date of grant. The term of an option right may not extend more than ten years after the date of the grant; provided, that in the case of ISOs granted to holders of more than 10% of the Company’s shares, no such option right shall be exercisable more than five years from the date of the grant.

Each grant of an option right will specify the applicable terms of the option right, including the number of Shares subject to the option right and the applicable vesting and forfeiture provisions (whether based on service, performance or otherwise), as determined by the Compensation Committee.

In addition, each grant will specify the form of consideration to be paid in satisfaction of the exercise price, which may include: (a) cash or check acceptable to the Company, or wire transfer of immediately available funds; (b) the actual or constructive transfer to the Company of Shares owned by the participant (or certain other consideration permitted under the LTIP) with a value at the time of exercise that is equal to the total exercise price; (c) subject to any conditions or limitations established by the Compensation Committee, by a net exercise arrangement pursuant to which the Company will withhold Shares otherwise issuable upon exercise of an option right; (d) by a combination of the foregoing methods; and (e) such other methods as may be approved by the Compensation Committee. To the extent permitted by law, any option right may provide for deferred payment of the exercise price from the proceeds of a sale through a bank or broker of some or all of the shares to which the exercise relates. Option rights granted under the LTIP may not provide for dividends or dividend equivalents.

SARs

The LTIP provides for the grant of SARs. A SAR is a right to receive from us an amount equal to 100%, or such lesser percentage as the Compensation Committee may determine, of the spread between the base price and the value of our Shares on the date of exercise.

Each grant of a SAR will be evidenced by an award agreement which specifies the applicable terms and conditions of such award, including any vesting and forfeiture provisions (whether based on service, performance or otherwise), as specified by the Compensation Committee. A SAR may be paid in cash, Shares or any combination thereof. Except with respect to Substitute Awards and Assumed Plan Awards, the base price of a SAR may not be less than the fair market value of a Share on the date of grant. The term of a SAR may not extend more than ten years from the date of grant. SARs granted under the LTIP may not provide for dividends or dividend equivalents.

Restricted Shares

Restricted shares constitute an immediate transfer of the ownership of Shares to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, subject to certain vesting conditions and forfeiture conditions (whether based on service, performance or otherwise) determined by the Compensation Committee and set forth in an award agreement specifying the terms and conditions of the award. Each such grant or sale of restricted shares may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per Share on the date of grant.

Any grant of restricted shares shall require that any or all dividends or distributions paid on the restricted shares during the period of such restrictions shall be automatically deferred and paid on a contingent basis based on the participant earning the restricted shares with respect to which such dividends are paid.

Restricted Shares Units

RSUs awarded under the LTIP constitute an agreement by the Company to deliver Shares, cash, or a combination thereof, to the participant in the future. Each grant of an RSU award will be evidenced by an award agreement, which specifies the applicable terms and conditions of such award, including any vesting and forfeiture provisions (whether based on service, performance or otherwise) as determined by the Compensation Committee. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per Share on the date of grant. During the restriction period applicable to RSUs, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the Shares underlying the RSUs and no right to vote them or receive dividends thereon. Rights to dividend equivalents may be extended to and made part of any RSU award at the discretion of and on the terms determined by the Compensation Committee, subject to deferral and payment on a contingent basis based on the participant earning the RSUs with respect to which such dividend equivalents are paid.

Performance Shares, Performance Units and Cash Incentive Awards

Performance shares, performance units and cash incentive awards may also be granted to participants under the LTIP. A performance share is a bookkeeping entry that records the equivalent of one Share, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Compensation Committee. Each grant will specify the applicable terms of the award, including the number or amount of performance shares or performance units, or the amount payable with respect to cash incentive awards, and the applicable vesting and forfeiture provisions (whether based on service, performance or otherwise), as determined by the Compensation Committee.

In addition, each grant will specify the time and manner of payment of performance shares, performance units or cash incentive awards that have been earned, and any grant may further specify that any such amount may be paid or settled by the Company in cash, Shares, restricted shares, RSUs or any combination thereof. Performance shares, performance units and cash incentive awards are not entitled to receive dividends. Any grant of performance shares may provide for the payment of dividend equivalents in cash or in additional Shares, subject to deferral and payment on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid.

Profits Interest Units

A profits interest unit is a unit of the Operating Partnership which is intended to constitute a “profits interest” within the meaning of Revenue Procedures 93-27 and 2001-43. Profits interest units are a form of appreciation award that is valued by reference to the value of a limited partnership interest in the Operating Partnership. Each grant of profits interest units shall be evidenced by an award agreement setting forth the award’s applicable terms and conditions, including the applicable vesting and forfeiture provisions (whether based on service, performance or otherwise), as determined by the Compensation Committee.

A profits interest unit may only be issued to a participant for the performance of services to, or for the benefit of, the Operating Partnership in the participant’s capacity as a partner of the Operating Partnership, in anticipation of becoming a partner of the Operating Partnership, or otherwise as determined by the Compensation Committee; provided, that, the profits interest units are intended to constitute “profits interests” within the meaning of Revenue Procedures 93-27 and 2001-43. Profits interest units granted under the LTIP may not provide for dividends or dividend equivalents of NXDT, but may be eligible to receive distributions from the Operating Partnership in accordance with the Partnership Agreement.

Other Awards

The Compensation Committee may grant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units or any other factors designated by the Compensation Committee, awards valued by reference to the book value of Shares or the value of securities of, or the performance of the subsidiaries, affiliates or other business units of the Company, awards that are membership interests in a subsidiary or operating partnership, and interests in the Operating Partnership. The terms and conditions of any such awards will be determined by the Compensation Committee. Shares delivered under an award in the nature of a purchase right granted under the LTIP will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Shares, other awards, notes or other property, as the Compensation Committee determines.

Additionally, the Compensation Committee may grant cash awards as an element of any other award, Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the LTIP or under other plans or compensatory arrangements, subject to terms determined by the Compensation Committee in a manner that complies with Section 409A of the Code.

Awards in the category of “other awards” under the LTIP shall not be entitled to dividends. Rights to dividend equivalents may be extended to and made part of such other awards at the discretion of and on the terms determined by the Compensation Committee, subject to deferral and payment on a contingent basis based on the participant earning the award with respect to which such dividend equivalents are paid.

Adjustments; Corporate Transactions

If there is any change in the Company’s capitalization (including resulting from a stock split) or a corporate transaction (including a merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, redomestication, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities), the Compensation Committee will adjust the number and kind of Shares or other securities permitted to be delivered under the LTIP, adjust the terms of outstanding awards, including the number and kind of Shares or other securities subject to outstanding awards, in each case as and to the extent the Compensation Committee determines an adjustment to be appropriate and equitable, to prevent dilution or enlargement of rights.

In the event of any such transaction or event, or in the event of a change in control of the Company, the Compensation Committee may provide in substitution for any or all outstanding awards under the LTIP such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code.

“Double-Trigger” Accelerated Vesting upon Change in Control

The LTIP includes “double-trigger” acceleration provisions with respect to the vesting of awards in connection with a change in control of the Company. Under the LTIP, the vesting of awards will accelerate in connection with a change in control only where either (a) within a specified period the participant’s service is involuntarily terminated by the Company for reasons other than for cause or the participant terminates his or her employment or service for good reason or (b) the award is not assumed or converted into a replacement award in a manner described in the award agreement.

The LTIP includes a definition of “change in control.” In general, except as may be otherwise prescribed by the Compensation Committee in any award agreement, a change in control will be deemed to have occurred if: (a) individuals who constitute the Board on the effective date of the LTIP cease for any reason to constitute at least a majority of the Board, unless their replacements are approved as described in the LTIP (subject to certain exceptions described in the LTIP); (b) a person or group becomes the beneficial owner of 35% or more of the then-outstanding Shares or the combined voting power of our then-outstanding securities entitled to vote generally in the election of directors, subject to certain exceptions; (c) the Company closes a reorganization, merger, consolidation, significant sale or purchase of assets, in each case which causes the persons or groups who are the beneficial owners of 35% or more of the then-outstanding Shares or the combined voting power of our then-outstanding securities entitled to vote generally in the election of directors to cease to be such beneficial owners of the entity resulting from such transaction, in substantially the same proportions of ownership as immediately prior to such transaction, as further described in the LTIP; (d) the Company’s shareholders approve its complete liquidation or dissolution; or (e) the Adviser is terminated.

Management Objectives

The LTIP permits the Company to grant awards subject to the achievement of certain specified management objectives. Management objectives are defined as the measurable performance objective or objectives established pursuant to the LTIP for participants who have received grants of performance shares, performance units or cash incentive awards or, when so determined by the Compensation Committee, option rights, SARs, restricted shares, RSUs, dividend equivalents or other awards. Management objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its subsidiaries. The management objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves.

Detrimental Activity and Recapture

Any award agreement may provide for the cancellation or forfeiture and repayment to us of any award or gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Compensation Committee from time to time or as may be required by the Compensation Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the SEC or any national securities exchange or national securities association on which our Shares may be traded.

Effective Date and Term of the LTIP

The LTIP will become effective on the date it is approved by the Company’s shareholders and will terminate as to future awards on the tenth anniversary thereof.

Amendment and Termination of the LTIP

The Board may amend the LTIP at any time, but no amendment, alteration or termination of the LTIP may impair the rights of any participant with respect to outstanding awards without the participant’s consent or permit the Board to amend awards in violation of the LTIP’s prohibition on repricing underwater option rights and SARs. In addition, the Board would need shareholder approval of an amendment if it (a) would materially increase the benefits accruing to participants under the LTIP, (b) would materially increase the number of securities which may be issued under the LTIP, (c) would materially modify the requirements for participation in the LTIP, or (d) must otherwise be approved by the Company’s shareholders in order to comply with applicable law or the rules of the stock exchange(s) on which the Shares are traded. Shareholder approval will be obtained to increase the Share Reserve (subject to adjustment as described above), and for any amendment that would require such approval to comply with any rules of the stock exchange(s) on which the Shares are traded or other applicable law. The Board may, in its discretion, terminate the LTIP at any time. Termination of the LTIP will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination.

Material U.S. Federal Income Tax Consequences

The following discussion of certain relevant United States federal income tax effects applicable to certain awards granted under the LTIP is only a summary of certain of the United States federal income tax consequences applicable to United States residents under the LTIP, and reference is made to the Code for a complete statement of all relevant federal tax provisions. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the LTIP or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are stationed outside the United States may be subject to foreign taxes as a result of the LTIP.

Tax Consequences to Participants

Nonqualified Option Rights: An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant of a nonqualified stock option. Rather, at the time of exercise of the nonqualified stock option, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the Shares on the date of exercise over the exercise price. If the Shares acquired upon the exercise of a nonqualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee), depending upon the length of time such shares were held by the optionee.

Incentive Stock Options: An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant of an ISO (within the meaning of Section 422 of the Code) and the Company will not be entitled to a deduction at that time. If the ISO is exercised during employment or within 90 days following the termination thereof (or within one year following termination, in the case of a termination of employment due to retirement, death or disability, as such terms are defined in the LTIP), the optionee will not recognize any income and the Company will not be entitled to a deduction. The excess of the fair market value of the Shares on the exercise date over the exercise price, however, is includible in computing the optionee’s alternative minimum taxable income.

Generally, if an optionee disposes of shares acquired by exercising an ISO either within two years after the date of grant or one year after the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the sale price, if lower) over the exercise price. The balance of any gain or loss will generally be treated as a capital gain or loss to the optionee. If the Shares are disposed of after the two-year and one-year periods described above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

SARs:  A participant subject to United States federal income tax who is granted a SAR will not recognize ordinary income for United States federal income tax purposes upon receipt of the SAR. At the time of exercise, however, the participant will recognize ordinary income equal to the value of any cash received and the fair market value on the date of exercise of any Shares received. The Company will not be entitled to a deduction upon the grant of a SAR, but generally will be entitled to a deduction for the amount of income the participant recognizes upon the participant’s exercise of the SAR. The participant’s tax basis in any Shares received will be the fair market value on the date of exercise and, if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of the shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Shares: A participant subject to United States federal income tax generally will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income for United States federal income tax purposes in an amount equal to the fair market value of the shares at the time the restricted stock is no longer subject to a substantial risk of forfeiture (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal the fair market value of those shares at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the restricted shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Shares Units: A participant subject to United States federal income tax who is granted a restricted stock unit will not recognize ordinary income for United States federal income tax purposes upon the receipt of the restricted stock unit, but rather will recognize ordinary income in an amount equal to the fair market value of the Shares at the time of settlement, and the Company will have a corresponding deduction at that time.

Performance Shares, Performance Units, Other Share-Based and Cash-Based Awards: In the case of other stock-based and other cash-based awards, depending on the form of the award, a participant subject to United States federal income tax will not be taxed upon the grant of such an award, but, rather, will recognize ordinary income for United States federal income tax purposes when such an award vests or otherwise is free of restrictions. In any event, the Company will be entitled to a deduction at the time when, and in the amount that, a participant recognizes ordinary income.

Profits Interest Units: A participant subject to United States federal income tax who is granted a profits interest unit generally is not expected to recognize taxable income at the time of grant or the vesting of those units, provided that (a) the award qualify as “profits interests” within the meaning of Revenue Procedures 93-27 and 2001-43; (b) the participant does not dispose of the units within two years of issuance; and (c) certain other requirements are met. Participants generally would make the election provided for under Section 83(b) of the Code, recognizing zero income at the time of grant, in which case the profits interest units could be disposed of within two years of issuance. As a holder of profits interest units, however, a participant will be required to report on his or her income tax return his or her allocable share of the Operating Partnership’s income, gains, losses, deductions and credits in accordance with the partnership agreement, regardless of whether the Operating Partnership actually makes a distribution of cash to the grantee. Distributions of money by the Operating Partnership to the participant, will generally be taxable to the grantee to the extent that such distributions exceed the participant’s tax basis in the Operating Partnership. Any such gain generally will be capital gain, but a portion may be treated as ordinary income, depending on the assets of the Operating Partnership at that time. Generally, no deduction is available to the Company upon the grant, vesting or disposition of the units.

Tax Withholding: The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of grants under the plans.

Certain Tax Code Limitations on Deductibility: Section 162(m) of the Code generally limits the deductible amount of total annual compensation paid by a public company to each “covered employee” to no more than $1 million. In addition, our ability to obtain a deduction for future payments could be limited by Section 280G of the Code, which provides that certain payments made in connection with a change in control are not deductible by the Company (and may be subject to additional taxes for the grantee).

Section 409A: Some awards under the plans may be considered to be deferred compensation subject to Section 409A of the Code. Failure to satisfy the applicable requirements under this provision for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties.

New Plan Benefits

As of the date hereof, no awards have been granted under the LTIP. The aggregate number of shares and aggregate total dollar value of potential future awards under the LTIP that may be made to any of our named executive officers or to our executive officers, non-executive officer employees or non-management trustees as a group is subject to the discretion of the Compensation Committee and is not yet determinable.

Registration with the SEC

If the LTIP is approved by our shareholders and becomes effective, we intend to file a Registration Statement on Form S-8 relating to the issuance of Shares under the LTIP with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the LTIP by our shareholders.

Equity Compensation Plan Information

The Company did not maintain, or have any securities authorized for issuance under, any equity compensation plans as of December 31, 2021.

Required Vote

Under the Declaration of Trust, the Long Term Incentive Plan Proposal requires the affirmative vote of a majority of the Shares and Preferred Shares, voting as a single class, present in person or represented by proxy and entitled to vote on the subject matter. For purposes of the foregoing, shareholders will vote as a single class.

For more information, see “Voting Information—Quorum, Abstentions and Broker Non-Votes” and “—Adjournments.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE LONG TERM INCENTIVE PLAN PROPOSAL.

VOTING INFORMATION

Required Vote

Long Term Incentive Plan Proposal

Under the Declaration of Trust, the Long Term Incentive Plan Proposal requires the affirmative vote of a majority of the Shares and Preferred Shares, voting as a single class, present in person or represented by proxy and entitled to vote on the subject matter. For purposes of the foregoing, shareholders will vote as a single class.

For more information, see “—Quorum, Abstentions and Broker Non-Votes” and “—Adjournments.”

Voting Methods

You may send in your proxy by one of the following methods:

1. If you received your proxy card(s) by mail, complete, sign and return the enclosed proxy card promptly in the postage paid envelope.

2. Call the toll-free number listed on the front of the enclosed proxy card. Have your control number (located on the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote.

3. Log on to the website listed on the front of the enclosed proxy card. Have your control number (located on the enclosed proxy card) available for reference. The system will prompt you with instructions on how to vote.

In addition, shareholders of record may vote in person (virtually) at the Special Meeting. If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the shareholder of record, you may not vote shares held by a bank, broker or nominee in street name at the Special Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Quorum, Abstentions and Broker Non-Votes

A quorum of shareholders is required to take action at the Special Meeting. The presence in person (virtually) or by proxy of the holders of a majority of the shares of the Company entitled to vote shall constitute a quorum for the Special Meeting. Our Shares and Preferred Shares represented by valid proxies or in person (virtually) will count for the purpose of determining the presence of a quorum for the Special Meeting. Votes cast by proxy or in person (virtually) at the Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. Abstentions will be counted as shares present for purposes of determining whether a quorum is present at the Special Meeting, and will have the effect of a vote “against” the applicable Proposal. Broker non-votes will not be deemed present for purposes of determining whether a quorum is present and, therefore, will have no effect on the applicable Proposal.

Adjournments

The chairman of the Special Meeting may adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned Special Meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned Special Meeting are announced at the Special Meeting. At the adjourned Special Meeting, the Company may transact any business which might have been transacted at the Special Meeting. If after the adjournment a new record date is fixed for the adjourned Special Meeting, notice of the adjourned Special Meeting shall be given to each shareholder of record entitled to vote at the Special Meeting and each other shareholder entitled to notice of the Special Meeting.

Revocation of Proxy

Any proxies may be revoked at any time before they are exercised at the Special Meeting by timely filing with us a written notice of revocation, by timely delivering to us a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the proxy card or by attending the Special Meeting and voting at the meeting. Votes provided over the Internet, by telephone or by mail must be received by 5:00 p.m. Eastern time on January 27, 2023. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to revoke your shares at the Special Meeting. Being present in person (virtually) at the Special Meeting alone does not revoke a previously executed and returned proxy.

Unless revoked as described above, all properly executed proxies will be voted at the Annual Meeting in accordance with your directions on the proxy. If a properly executed proxy gives no specific instructions, the Shares represented by your proxy will be voted FOR the adoption of the Long Term Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS AND TRUSTEES

Role of our Board and Executive Officers

On July 1, 2022, the Securities and Exchange Commission (the “SEC”) issued an order pursuant to Section 8(f) of the Investment Company Act of 1940 (the “1940 Act”) declaring that the Company has ceased to be an investment company under the 1940 Act (the “Deregistration Order”). The issuance of the Deregistration Order enables us to proceed with the full implementation of our new business mandate to operate as a diversified real estate investment trust that focuses primarily on investing in various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. After the receipt of the Deregistration Order the Company made certain changes to the makeup of its Board and executive officers.

For fiscal years ending December 31, 2020 and December 31, 2021, the Board oversaw the management and operations of the Company. Like most registered investment companies, the day-to-day management and operation of the Company was performed by various service providers to the Company, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board appointed senior employees of certain of these service providers as officers of the Company, with the responsibility to monitor and report to the Board on the Company’s operations. The Board received regular reports from these officers and service providers regarding the Company’s operations.

Overview of Executive Compensation

The officers, who are employees of our Adviser, have not received, nor do we expect they will in the future receive, any cash compensation from the Company for their services. Similarly, we do not provide such officers with pension benefits, perquisites or other personal benefits. Instead, we pay our Adviser the fees described below. Our Compensation Committee does not make determinations with respect to compensation paid by our Adviser or its affiliates to such officers.

During the period prior to the Company’s receipt of the Deregistration Order, the Company was party to an investment advisory agreement (the “Former Advisory Agreement”) with an affiliate of the Adviser (the “Former Adviser”) pursuant to which the Former Adviser provided investment advisory services to the Company. The Company’s contractual advisory fee for the years ended December 31, 2020 and December 31, 2021 were equal to 1.00% of the average weekly value of the Company’s managed assets (under the Former Advisory Agreement, “managed assets” was an amount equal to the total assets of the Company, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. For the years ended December 31, 2020 and December 31, 2021, we paid approximately $11.7 million and $11.1 million, respectively, in fees to our Former Adviser.

In connection with the receipt of the Deregistration Order, the Company terminated its Former Advisory Agreement and entered into a new advisory agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser manages the day-to-day operations of the Company and provides investment management services. The Company’s contractual fees for the period after receipt of the Deregistration Order is equal to 1.20% of the Company’s Managed Assets (as described below). In addition, the Company is required to reimburse the Adviser for certain expenses incurred in connection with its provision of investment management services under the Advisory Agreement. For the twelve-month period following the Company’s receipt of the Deregistration Order, all fees and reimbursed expenses (subject to certain exceptions) paid under the Advisory Agreement may not exceed 1.5% of the Company’s Managed Assets.

Under the Advisory Agreement, “Managed Assets” means an amount equal to the total assets of the Company, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing to purchase or develop real estate or other investments, borrowing through a credit facility, or the issuance of debt securities), (ii) the issuance of preferred shares or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Company’s investment objectives and policies, and/or (iv) any other means. In the event the Company holds collateralized mortgage-backed securities (“CMBS”) where the Company holds the controlling tranche of the securitization and is required to consolidate under GAAP all assets and liabilities of a specific CMBS trust, the consolidated assets and liabilities of the consolidated trust will be netted to calculate the allowable amount to be included as Managed Assets. In addition, in the event the Company consolidates another person it does not wholly own as a result of owning a controlling interest in such person or otherwise, Managed Assets will be calculated without giving effect to such consolidation and instead such person’s assets, leverage, expenses, liabilities and obligations will, on a pro rata basis consistent with the Company’s percentage ownership, be considered those of the Company for purposes of calculation of Managed Assets. The Adviser computes Managed Assets as of the end of each fiscal quarter and then computes each installment of the Fees as promptly as possible after the end of the month with respect to which such installment is payable. For more information about the Advisory Agreement, please refer to the Company’s Quarterly Report, on Form 10-Q, filed with the SEC on November 14, 2022 under the heading “Notes to Consolidated Financial Statements—Note 13: Related Party Transactions.”

Additionally, the Former Advisory Agreement and our Advisory Agreement do not require our named executive officer to dedicate a specific amount of time fulfilling the obligations of the Former Advisor and our Advisor to us under the Former Advisory Agreement and Advisory Agreement and do not require a specific percentage or amount of the fees paid to the Former Adviser or Adviser to be allocated to the compensation of our named executive officer. The Former Adviser and our Adviser do not compensate our named executive officer specifically for their services performed for us as they also serve as officers of other investment vehicles that are sponsored, managed or advised by affiliates of the Former Adviser and our Adviser. For these reasons, the Former Adviser cannot identify the portion of compensation awarded to our named executive officer for services rendered solely in his capacity as an officer of the Company. Accordingly, we are unable to provide complete compensation information for our named executive officer as the total compensation of our named executive officer reflects the performance of all the investment vehicles for which he provides services. However, for context, the Former Advisor and/or its affiliates paid our named executive officer aggregate base salary and cash incentive bonuses totaling $2.5 million for the year ended December 31, 2021. This represents approximately 22.5% of the $11.1 million in fees paid to the Former Adviser by us for the year ended December 31, 2021. However, if a portion of the aggregate base salary and cash incentive bonuses paid to our named executive officer is allocated to us based on the advisory fees paid to the Former Adviser by us as a percentage of the total advisory fees earned by the Former Adviser and its affiliates, the aggregate base salary and cash incentive bonuses allocated to us for our named executive officer is approximately 3.3% of the fees paid to the Former Adviser by us for the year ended December 31, 2021. The cash compensation paid to our named executive officer is approximately 100% fixed pay and 0% variable/incentive pay. Total compensation paid to our named executive officer in the aggregate for the year ended December 31, 2021, including fixed and variable/incentive cash compensation, as well as time-based RSUs of affiliates of the Former Adviser that vested during the year, totaled approximately $5.0 million. This represents base salary of approximately $2.5 million or 50.1%, no cash incentive bonuses and time-based RSU compensation of $2.49 million or 49.9%.

Following the Deregistration Order, and provided our shareholders vote in favor of the Long Term Incentive Plan Proposal, we anticipate providing equity incentive awards to our officers in the future, subject to the discretion of the Compensation Committee.

Named Executive Officers

As described above, our executive officers are employed by our Adviser or the Former Adviser and none of our executive officers are employed by the Company. For fiscal years ended December 31, 2020 and December 31, 2021, none of the Company’s executive officers received any remuneration from the Company. We have reported the Adviser fee that we pay to our Adviser under “-Overview of Executive Compensation Program” above. Since none of the Company’s executive officers received compensation in excess of $100,000, the Company’s sole named executive officer was James Dondero, who as the Company’s President served as its Principal Executive Officer.

Summary Compensation Table

No compensation was paid to, earned by or awarded to our President and sole named executive officer, Mr. Dondero, during the fiscal years ended December 31, 2021 and 2020.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by Mr. Dondero during the fiscal year ended December 31, 2021.

Potential Payments Upon Termination of Employment or Change in Control

There are no potential payments to Mr. Dondero in the event his employment is terminated for any reason whatsoever or the Company undergoes a change in control.

Summary of Trustee Compensation

As described above under “Compensation of Executive Officers and Trustees – Role of our Board and Executive Officers,” during the fiscal year ended December 31, 2021, the Company was an investment company registered under the 1940 Act and maintained a non-management trustee compensation program (the “Prior Trustee Compensation Program”). In connection with the Deregistration Order, the Company adopted a new non-management trustee compensation program, effective July 1, 2022 (the “New Trustee Compensation Program”). Under both programs, only non-management trustees were eligible to receive compensation for their service as a trustee.

Under the Prior Trustee Compensation Program, each of the Company’s trustees who oversaw the Company and the “Fund Complex” (which includes each series of Highland Funds I, each series of Highland Funds II, Highland Income Fund, Highland Global Allocation Fund, NexPoint Real Estate Strategies Fund, and NexPoint Capital, Inc.) received an annual retainer of $150,000 payable in quarterly installments. The annual retainer was allocated among each portfolio in the Fund Complex based upon relative net assets. For a trustee who did not oversee all of the funds in the Fund Complex, the Company prorated the trustee’s annual retainer based on the portion of the $150,000 annual retainer allocable to the funds overseen by such trustee. The Chairman of the Board and the Chairman of the Audit and Qualified Legal Compliance Committee (“Audit Committee”) each received an additional payment of $10,000 payable in quarterly installments and allocable among each portfolio in the Fund Complex based on relative net assets. Other than the annual retainer and chair fees, the trustees were not entitled to any additional compensation in connection with service on committees or for attending Board or committee meetings.

Under the New Trustee Compensation Program, the Company provides the following compensation:

●	each non-management trustee receives an annual trustee’s fee payable in cash equal to $20,000;
●	the chair of our Audit Committee receives an additional annual fee payable in cash equal to $15,000;
●	the chair of our Compensation Committee receives an additional annual fee payable in cash equal to $7,500;
●	the chair of our Nominating and Corporate Governance Committee receives an additional annual fee payable in cash equal to $7,500; and
●	the lead independent trustee receives an additional annual fee payable in cash equal to $10,000.

Under both programs, trustees may be reimbursed for eligible expenses relating to attendance at meetings and are otherwise ineligible for any other employee benefit plan or program.

2021 Trustee Compensation Table

The following table sets forth the compensation paid to or accrued by our non-management trustees under the Prior Trustee Compensation Program during the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)(1)	Total ($)(2)

Edward Constantino	48,898	48,898

Dr. Bob Froehlich	54,609	54,609

John Honis	54,609	54,609

Ethan Powell	58,249	58,249

Bryan A. Ward	58,249	58,249

(1)

Reflects the amount of annual retainer fees earned by each trustee based on the portion of the $150,000 annual retainer allocable to the trustee’s services overseeing the Company in 2021. Messrs. Powell and Ward each received an additional chair fee of $10,000 in connection with their 2021 service as Chairman of the Board and Chairman of the Audit Committee, respectively.

(2)	No trustees received any incentive awards in 2021 and no trustees held any outstanding option awards or stock awards relating to Shares of the Company as of December 31, 2021.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The tables below set forth the beneficial ownership information of our Shares and Preferred Shares as of December 19, 2022 for:

●	each person known to us to be the beneficial owner of more than 5% of our Shares and Preferred Shares;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of the persons and entities listed in the table is the address of our Adviser’s office, 300 Crescent Court, Suite 700, Dallas, Texas 75201. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Shares of the Company and Preferred Shares of the Company reflected as beneficially owned, subject to applicable community property laws.

Beneficial ownership and percentage of beneficial ownership is based on 37,171,807 Shares of the Company outstanding at December 19, 2022 and 3,359,593 Preferred Shares of the Company outstanding at December 19, 2022.

CLASS	NAME	BENEFICIALLY OWNED	PERCENT OF CLASS
Common Shares	5% Shareholders
	James Dondero (1)	6,566,087.90	17.66%
	Morgan Stanley (2)	2,037,005	5.48%
	Named Executive Officers and Trustees
	James Dondero (1)	6,566,087.90	17.66%
	Ed Constantino	16,870	*
	Scott Kavanaugh	41,131	*
	Brian Mitts	2,969	*
	Dr. Arthur Laffer (3)	52,114	*
	Catherine Wood	0	*
	Dr. Carol Swain	0	*
	All Trustees and Executive Officers as a group (11 persons)	6,745,860.80	18.15%
Preferred Shares	Named Executive Officers and Trustees
	James Dondero (4)	58,990	1.76%

*Less than 1%

1.	Mr. Dondero and Nancy Marie Dondero have sole voting power, shared voting power, sole dispositive power and shared dispositive power as follows:

Name of Reporting Person	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
James D. Dondero(a)	147,883.7849	6,418,204.1120	147,883.7849	6,418,204.1120
Nancy Marie Dondero(b)	25,509.8617	3,843,851.0000	25,509.8617	3,843,851.0000

(a)

Includes shares held by Mr. Dondero directly and indirectly through certain managed accounts ultimately advised by Mr. Dondero, an employee benefit plan and a trust. Also includes shares that Mr. Dondero has the right to acquire beneficial ownership of that are held by a trust, for which he does not serve as trustee. Mr. Dondero disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(b)

Includes shares held by Ms. Dondero directly, in a joint account, and indirectly through a trust that Ms. Dondero may be deemed to beneficially own as the trustee of the trust. Ms. Dondero is the sister of Mr. Dondero. Ms. Dondero and Mr. Dondero disclaim beneficial ownership of such shares.

2.

According to a Schedule 13G filed on February 11, 2022 by Morgan Stanley (“MS”) and Morgan Stanley Smith Barney LLC (“MSSB”), MS has shared voting power with respect to 29,500 of our Common Shares and MS has shared dispositive power with respect to 2,037,005 of our Shares. MSSB has shared dispositive power with respect to 2,007,505 of our Shares. The address of MS and MSSB is 1585 Broadway, New York, NY 10036.

3.

Includes 45,499 shares which Dr. Laffer holds indirectly through a limited liability company in which Dr. Laffer has control. Dr. Laffer disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

4.	Mr. Dondero has shared voting and dispositive power with respect to 58,990 Preferred Shares. Ms. Dondero has shared voting and dispositive power with respect to 45,986 Preferred Shares.

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail and telephone. The costs of soliciting proxies will be borne by the Company. The Adviser and its personnel, and personnel of the Adviser’s affiliates, as well as our trustees and officers, may assist in the solicitation of proxies by telephone, facsimile or email and will receive no additional compensation in connection therewith. We have retained AST to provide shareholder meeting services, including the distribution of this proxy statement and related materials to shareholders as well as assisting the Company in soliciting proxies for the Special Meeting at an approximate cost of $21,000. These costs will be paid by the Company.

SHAREHOLDER NOMINATIONS AND PROPOSALS

Pursuant to our Declaration of Trust and Bylaws, because the Special Meeting is a special meeting of our shareholders, only the business stated in the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. At this time, the Board knows of no other matter which will be brought before the Special Meeting.

Pursuant to our Bylaws, shareholders may make nominations and propose other business only in connection with annual meetings of shareholders. Our Bylaws require compliance with certain procedures for a shareholder to properly make a nomination for election to the Board or to propose other Company business at an annual meeting. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act, the shareholder must comply, in all respects, with the advance notice and other provisions set forth in our Bylaws, which currently include, among other things, requirements as to the shareholder’s timely delivery of advance notice, ownership of at least a specified minimum amount of our common or preferred shares, if applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under our Bylaws wishes to nominate a person or persons for election to the Board or propose other Company business at an annual meeting, notice of such proposal must be timely received at our principal executive offices. For such notice to be timely, it must be delivered not less than 120 days (February 14, 2023) nor more than 150 days (January 15, 2023) prior to the anniversary date of the immediately preceding annual meeting of the shareholders (in no event shall the adjournment or postponement of the annual meeting commence or extend the time period for the shareholder to provide notice). However, in the event that the annual meeting is called for a date that is not within 25 days before or after the anniversary date of the immediately preceding annual meeting, in order to be timely, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other Company business that the shareholder proposes to bring before an annual meeting, our Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at our 2023 annual meeting of shareholders must be received at our principal executive offices not later than December 5, 2022 in order to be considered for inclusion in our proxy statement for our 2023 annual meeting of shareholders; provided that if we hold our 2023 annual meeting on a date that is more than 30 days before or after the first anniversary of the date of our 2022 annual meeting, shareholders must submit proposals for inclusion in our 2023 proxy statement within a reasonable time before we begin to print and send proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met.

In addition to satisfying the foregoing requirements under our Declaration of Trust and Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 15, 2023; provided, however, if the date of the meeting changes by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the date on which public announcement of the date of the annual meeting is first made by the Company.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other record holders may participate in the practice of “householding” proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement may be sent to multiple shareholders of the same Company in each household. The Adviser will promptly deliver a separate copy of either document to you, if you call or write to the Adviser at the following address or telephone number: NexPoint Real Estate Advisors X, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or by telephone at (214) 276-6300.

If you want to receive separate copies of a proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Adviser at the above address or telephone number.

OTHER MATTERS

At this time, our Board knows of no other matter which will be brought before the Special Meeting. Pursuant to our Declaration of Trust and Bylaws, only the business stated in the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting.

By order of the Board,

Matt McGraner

Executive VP, Chief Investment Officer and Secretary

Dallas, Texas

December 20, 2022

IMPORTANT

If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the proxy card that you received in the mail; you may also request, complete and return a proxy card today. If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card or voting instruction form to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

APPENDIX A: 2023 LONG TERM INCENTIVE PLAN

NexPoint Diversified Real Estate Trust

2023 LONG TERM INCENTIVE PLAN

1.     Purpose. The purpose of this 2023 Long Term Incentive Plan is to enable the Company and its Affiliates and Subsidiaries to attract and retain trustees, officers and other key employees and advisors and to provide to such persons incentives and rewards for performance.

2.     Definitions. As used in this Plan:

(a)    “Adviser” means NexPoint Real Estate Advisors X, L.P., or any subsequent external adviser to the Company hired to perform similar services.

(b)    “Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company as determined by the Committee or the Board, as applicable, in its discretion. For purposes of this Plan, “Affiliate” includes the Adviser and the Operating Partnership.

(c)    “Appreciation Right” means a right granted pursuant to Section 5 of this Plan.

(d)    “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under the Plan. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.

(e)    “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(f)    “Board” means the Board of Trustees of the Company.

(g)    “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(h)    “Change in Control” has the meaning set forth in Section 13 of this Plan.

(i)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j)    “Committee” means the Compensation Committee of the Board or any other committee of the Board designated by the Board to administer the Plan pursuant to Section 11 of this Plan consisting solely of no fewer than two “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and, to the extent of any delegation by the Committee to a subcommittee pursuant to Section 11 of this Plan, such subcommittee.

(k)    “Company” means NexPoint Diversified Real Estate Trust, a Delaware statutory trust, and its successors.

(l)     “Date of Grant” means the date specified by the Committee on which an award under this Plan will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

(m)    “Effective Date” means the date this Plan is approved by the Shareholders of the Company.

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(o)    “Incentive Shares Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(p)    “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units, Profits Interest Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares, Restricted Shares Units, dividend equivalents or other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the Subsidiaries, Affiliates, divisions, departments, regions, functions or other organizational units within the Company or its Subsidiaries. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Committee may grant awards subject to Management Objectives which may be based on one or more, or a combination, of metrics chosen by the Committee (including relative or growth achievement regarding such metrics), including without limitation any of the following:

(i)    Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit – these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

(ii)    Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

(iii)    Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity; total shareholder return; stock price appreciation);

(iv)    Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues);

(v)    Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio); and

(vi)    REIT Operating Metrics (e.g., core earnings, cash available for distributions, adjusted cash available for distributions, funds from operations, net operating income, book value per share).

(q)    “Market Value per Share” means, as of any particular date, the closing price of a Share as reported for that date on the New York Stock Exchange or, if the Shares are not then listed on the New York Stock Exchange, on any other national securities exchange on which the Shares are listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Shares, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the Award Agreement and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(r)    “Operating Partnership” means NexPoint Diversified Real Estate Trust Operating Partnership, L.P., a Delaware limited partnership.

(s)    “OP Interests” means limited partnership interests in the Operating Partnership that may be exchanged or redeemed for Shares on a one-for-one basis, or any profits interest in the Operating Partnership that may be exchanged or converted into such limited partnership interests.

(t)    “Optionee” means the optionee named in an Award Agreement evidencing an outstanding Option Right.

(u)    “Option Price” means the purchase price payable on exercise of an Option Right.

(v)    “Option Right” means the right to purchase Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

(w)    “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) an officer or other key employee of the Company or any Affiliate or Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, (ii) a person who provides services to the Company or any Affiliate or Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”), or (iii) a non-employee Trustee.

(x)    “Partnership Agreement” means the Limited Partnership Agreement of the Operating Partnership, as amended from time to time.

(y)    “Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

(z)    “Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 8 of this Plan.

(aa)    “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(bb)    “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the Exchange Act as used in Section 13(d)(3) or 14(d)(2) of the Exchange Act.

(cc)    “Plan” means this NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan.

(dd)    “Profits Interest Units” means, to the extent authorized by the Partnership Agreement, a unit of the Operating Partnership that is granted pursuant to Section 9 of this Plan and is intended to constitute a “profits interest” within the meaning of the Code.

(ee)     “Restricted Shares” means Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(ff)      “Restricted Shares Units” means an award made pursuant to Section 7 of this Plan of the right to receive Shares, cash or a combination thereof at the end of a specified period.

(gg)    “Restriction Period” means the period of time during which Restricted Shares Units are subject to restrictions, as provided in Section 7 of this Plan.

(hh)    “Shareholder” means an individual or entity that owns one or more Shares.

(ii)      “Shares” means the transferable units of beneficial interest, $0.001 par value per share, of the Company or any security into which such transferable units of beneficial interest may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

(jj)     “Spread” means the excess of the Market Value per Share on the date when an Option Right or Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Appreciation Right, respectively.

(kk)    “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Shares Options, “Subsidiary” means any corporation (as defined in Treasury Regulation §1.421-1(i)) in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined Voting Power represented by all classes of stock issued by such corporation.

(ll)      “Trustee” means a member of the Board.

(mm)  “Voting Power” means at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Trustees in the case of the Company, or members of the board of directors or similar body in the case of another entity.

3.     Shares Available Under the Plan.

(a)    Maximum Shares Available Under Plan.

(i)    Subject to adjustment as provided in Section 12 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of Shares available under the Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Shares, (C) Restricted Shares Units, (D) Performance Shares or Performance Units, (E) Profits Interest Units, (F) awards contemplated by Section 10 of this Plan, or (G) dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate, 2,545,000 Shares. Such shares will be shares of original issuance.

(ii)    The aggregate number of Shares available for issuance or transfer under Section 3(a)(i) of this Plan will be reduced by one Share for every one Share subject to an award granted under this Plan.

(b)    Share Counting Rules.

(i)    If any award granted under this Plan is cancelled or forfeited, expires or is settled for cash (in whole or in part), the Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, again be available under Section 3(a)(i) above.

(ii)    Subject to Section 12 hereof, each Profits Interest Unit issued pursuant to an Award Agreement shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under this Plan as set forth in Section 3(a)(i) above.

(iii)    Notwithstanding anything to the contrary contained herein: (A) Shares withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added back to the aggregate number of Shares available under Section 3(a)(i) above; (B) Shares withheld by the Company or otherwise used to satisfy a tax withholding obligation will not be added (or added back, as applicable) to the aggregate number of Shares available under Section 3(a)(i) above; (C) Shares subject to an Appreciation Right that are not actually issued in connection with its settlement of Shares on exercise thereof will not be added back to the aggregate number of Shares available under Section 3(a)(i) above; and (D) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added back to the aggregate number of Shares available under Section 3(a)(i) above.

(c)    Limit on Incentive Shares Options. Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 12 of this Plan, the aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Shares Options will not exceed 2,545,000 Shares.

(d)    Individual Participant Limits. Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 12 of this Plan, no non-employee Trustee will be granted, in any period of one calendar year, awards under the Plan having an aggregate maximum value as of their respective Dates of Grant in excess of $350,000.

(e)    Notwithstanding anything in this Plan to the contrary, up to 5% of the maximum number of Shares available for awards under this Plan as provided for in Section 3(a) of this Plan, as may be adjusted under Section 12 of this Plan, may be used for awards granted under Section 4 through Section 10 of this Plan that do not at the Date of Grant comply with the applicable one-year minimum vesting requirements set forth in such sections of this Plan.

4.    Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each grant will specify the number of Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)    Each grant will specify an Option Price per share, which (except with respect to awards under Section 23 of this Plan) may not be less than the Market Value per Share on the Date of Grant, or, in the case of grants of Incentive Shares Options to Shareholders holding at least 10% of the then-outstanding Shares, shall not be less than 110% of Market Value per share on the Date of Grant.

(c)    Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Shares owned by the Optionee (or other consideration authorized pursuant to Section 4(d) of this Plan) having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, the Company’s withholding of Shares otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d)    To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Shares to which such exercise relates.

(e)    Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)    Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable; provided, that, except as otherwise described in this subsection, no grant of Option Rights may become exercisable sooner than after one year. A grant of Option Rights may provide for the earlier exercise of such Option Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Option Rights are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(g)    Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)    Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Shares Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to qualify, or (iii) combinations of the foregoing. Incentive Shares Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i)    No Option Right will be exercisable more than 10 years from the Date of Grant; provided, that, in the case of Incentive Shares Options granted to 10% Shareholders, no such Option Right shall be exercisable more than 5 years from the Date of Grant.

(j)    Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(k)    Each grant of Option Rights will be evidenced by an Award Agreement. Each Award Agreement will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

5.    Appreciation Rights.

(a)    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)    Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)    Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Shares or any combination thereof.

(ii)    Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

(iii)    Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)    Each grant may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Appreciation Rights or installments thereof will become exercisable; provided, that, except as otherwise described in this subsection, no grant of Appreciation Rights may become exercisable sooner than after one year. A grant of Appreciation Rights may provide for the earlier exercise of such Appreciation Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (A) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (B) such Appreciation Rights are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(v)    Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)    Each grant of Appreciation Rights will be evidenced by an Award Agreement, which Award Agreement will describe such Appreciation Rights, and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

(c)    Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(d)    Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 23 of this Plan) may not be less than the Market Value per Share on the Date of Grant;

(e)    Successive grants may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised; and

(f)    No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6.    Restricted Shares. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each such grant or sale will constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b)    Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)    Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee at the Date of Grant or until achievement of Management Objectives referred to in subparagraph (e) below. If the elimination of restrictions is based only on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than one year.

(d)    Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)    Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Shares; provided, however, that notwithstanding subparagraph (c) above, restrictions relating to Restricted Shares that vest upon the achievement of Management Objectives may not terminate sooner than after one year.

(f)    Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant or sale of Restricted Shares may provide for the earlier termination of restrictions on such Restricted Shares, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Restricted Shares is not assumed or converted into replacement awards in a manner described in the Award Agreement.

(g)    Any such grant or sale of Restricted Shares shall require that any or all dividends or other distributions, whether in cash or additional Shares, paid thereon during the period of such restrictions shall be automatically deferred and paid on a contingent basis based on the Participant’s earning of the Restricted Shares with respect to which such dividends are paid.

(h)    Each grant or sale of Restricted Shares will be evidenced by an Award Agreement and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Shares will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Shares.

7.    Restricted Shares Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Shares Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each such grant or sale will constitute the agreement by the Company to deliver Shares or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify.

(b)    If a grant of Restricted Shares Units specifies that the Restriction Period will terminate only upon the achievement of Management Objectives or that the Restricted Shares Units will be earned based on the achievement of Management Objectives, then, notwithstanding anything to the contrary contained in subparagraph (d) below, the applicable Restriction Period may not be a period of less than one year.

(c)    Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(d)    If the Restriction Period lapses only by the passage of time rather than the achievement of Management Objectives as provided in subparagraph (b) above, each such grant or sale will be subject to a Restriction Period of not less than one year.

(e)    Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant or sale of Restricted Shares Units may provide for the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Restricted Shares Units are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(f)    During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Shares deliverable upon payment of the Restricted Shares Units and will have no right to vote them or to receive dividends thereon. The Committee may, at or after the Date of Grant, provide for the payment of dividend equivalents or other distributions on Shares underlying the Restricted Shares Units to the holder thereof either in cash or in additional Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Restricted Shares Units with respect to which such dividend equivalents are paid.

(g)    Each grant or sale of Restricted Shares Units will specify the time and manner of payment of the Restricted Shares Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Shares or cash, or a combination thereof.

(h)    Each grant or sale of Restricted Shares Units will be evidenced by an Award Agreement and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8.    Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.

(b)    The Performance Period with respect to each Cash Incentive Award, Performance Share or Performance Unit will be such period of time (with respect to each Performance Share or Performance Unit not less than one year) as will be determined by the Committee at the time of grant, which may be subject to earlier lapse or other modification, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Cash Incentive Awards, Performance Shares or Performance Units are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(c)    Each grant of Cash Incentive Awards, Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(d)    Each grant will specify the time and manner of payment of Cash Incentive Awards, Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares, in Restricted Shares or Restricted Shares Units or in any combination thereof.

(e)    Any grant of Cash Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Shares, shares of Restricted Shares or Restricted Shares Units with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

(f)    No award under Section 8 of this Plan shall be entitled to dividends. The Committee may, at the Date of Grant of Performance Shares (but not any other award under this Section 8), provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

(g)    Each grant of Cash Incentive Awards, Performance Shares or Performance Units will be evidenced by an Award Agreement and will contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

9.    Profits Interest Units. The Committee may, from time to time and upon such terms and condition as it may determine, authorize the granting of Profits Interest Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)    Each grant will specify the number of Profits Interest Units to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

(b)    Profits Interest Units may only be issued to a Participant for the performance of services to or for the benefit of the Operating Partnership (i) in the Participant’s capacity as a partner of the Operating Partnership, (ii) in anticipation of the Participant becoming a partner of the Operating Partnership (to the extent not already a partner), or (iii) as otherwise determined by the Committee, provided that the Profits Interest Units are intended to constitute “profits interests” within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001-43, 2001-2 C.B. 191.

(c)    Any grant of Profits Interest Units may specify Management Objectives that must be achieved as a condition to the vesting of such Profits Interest Units. Upon vesting, such Profits Interest Units shall become nonforfeitable, except for events that constitute cause.

(d)    Each grant will specify the period or periods of continuous employment or service by the Participant with the Company or any Subsidiary that is necessary before the Profits Interest Units or installments thereof will vest; provided no grant of Profits Interest Units may become exercisable sooner than after one year.

(e)    Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant of Profits Interest Units may provide for the earlier vesting of such Profits Interest Units, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Profits Interest Units are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(f)    Each grant of Profits Interest Units will be evidenced by an Award Agreement. Each Award Agreement will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(g)    Profits Interest Units granted under this Plan may not provide for any dividends or dividend equivalents thereon; provided, that, Profits Interest Units may be eligible to receive distributions from the Operating Partnership in accordance with the Partnership Agreement.

10.    Other Awards.

(a)    Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may grant to any Participant Shares or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, Affiliates or other business units thereof or any other factors designated by the Committee, awards valued by reference to the book value of the Shares or the value of securities of, or the performance of specified Subsidiaries or Affiliates or other business units of the Company, dividend equivalents and awards that are membership interests in a Subsidiary or Operating Partnership, and OP Interests. The Committee will determine the terms and conditions of such awards; provided, that, dividend equivalents may only be granted with respect to Restricted Share Units and Performance Shares. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 10 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Shares, other awards, notes or other property, as the Committee determines.

(b)    Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 10.

(c)    The Committee may grant Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d)    If the earning or vesting of, or elimination of restrictions applicable to, an award granted under this Section 10 (including dividend equivalents) is based only on the passage of time rather than the achievement of Management Objectives, the period of time shall be no shorter than one year. If the earning or vesting of, or elimination of restrictions applicable to, awards granted under this Section 10 (including dividend equivalents) is based on the achievement of Management Objectives, the earning, vesting or restriction period may not terminate sooner than after one year.

(e)    Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant of an award under this Section 10 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such awards are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(f)    No award under Section 10 of this Plan shall be entitled to dividends. The Committee may provide for the payment of dividend equivalents to the holder of an award granted under Section 10 of this Plan either in cash or in additional Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the award with respect to which such dividend equivalents are paid.

11.    Administration of this Plan.

(a)    This Plan will be administered by the Committee. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b)    The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

(c)    To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Trustee, or more than 10% Beneficial Owner (as defined in Section 12 below) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization sets forth the total number of Shares such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

12.    Adjustments. The Committee shall make or provide for such adjustments in the numbers of Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Shares, Restricted Shares Units, Performance Shares, Performance Units and Profits Interest Units granted hereunder and, if applicable, in the number of Shares covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in the kind of shares covered thereby, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a)  any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b)  any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, redomestication, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in this Section 12; provided, however, that any such adjustment to the number specified in Section 3(c) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Share Option to fail to so qualify.

13.    Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Award Agreement made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:

(i)    individuals who, on the Effective Date, constitute the Board (the “Incumbent Trustees”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a Trustee after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Trustees then on the Board shall be an Incumbent Trustee; provided, however, that no individual initially elected or nominated as a Trustee of the Company as a result of an actual or threatened election contest with respect to the election or removal of Trustees (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Trustee;

(ii)    any Person becomes a Beneficial Owner (as such term is defined in the Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common shares of the Company (“Company Common Shares”) or (B) securities of the Company representing 35% or more of the combined Voting Power of the Company’s then outstanding securities eligible to vote for the election of trustees (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Shares or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below);

(iii)    the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Shares and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined Voting Power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries) (the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Shares and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total Voting Power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Trustees at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

(iv)    approval by the Shareholders of the Company of a complete liquidation or dissolution of the Company; or

(v)     termination of the Adviser.

14.    Detrimental Activity and Recapture Provisions. Any Award Agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a)  during employment or other service with the Company or a Subsidiary, or (b)  within a specified period after termination of such employment or service, shall engage in any detrimental activity. In addition, notwithstanding anything in this Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded.

15.    Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Shareholders.

16.    Transferability.

(a)    Except as otherwise determined by the Committee, no Option Right, Appreciation Right, Restricted Shares, Restricted Shares Unit, Performance Share, Performance Unit, Profits Interest Unit, Cash Incentive Award, award contemplated by Section 10 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except (i) if it is made by the Participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members (“Immediate Family Members” mean the Participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws, and other individuals who have a relationship to the Participant arising because of legal adoption; however, no transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be able to register Shares related to an award) or (ii) by will or the laws of descent and distribution. In no event will any such award granted under the Plan be transferred for value. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b)    The Committee may specify at the Date of Grant that part or all of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Shares Units or upon payment under any grant of Performance Shares, Performance Units or Profits Interest Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

17.    Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, then, unless otherwise determined by the Committee, the Company will withhold Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the market value of such Shares on the date the benefit is to be included in Participant’s income. In no event will the market value of the Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences and (ii) is permitted by the Committee. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Option Rights.

18.    Compliance with Section 409A of the Code.

(a)    To the extent applicable, it is intended that this Plan and any grants made hereunder be exempt from the provisions of Section 409A of the Code (or, to the extent Section 409A of the Code applies, compliant with such section), so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)    Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c)    If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service.

(d)    Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for any other purposes in respect of such award.

(e)    Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

19.    Amendments.

(a)    The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Shareholders in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Shares are traded or quoted, then, such amendment will be subject to Shareholder approval and will not be effective unless and until such approval has been obtained.

(b)    Except in connection with a corporate transaction or event described in Section 12 of this Plan or in connection with a Change in Control, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Shareholder approval. This Section 19(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 12 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 19(b) may not be amended without approval by the Shareholders.

(c)    If permitted by Section 409A of the Code, but subject to the paragraph that follows, notwithstanding the Plan’s minimum vesting requirements, and including in the case of termination of employment by reason of death, disability or retirement, or in the case of unforeseeable emergency or other special circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Shares Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares, Performance Units or Profits Interest Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Shares subject to any transfer restriction imposed pursuant to Section 16(b) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares, Performance Units or Profits Interest Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(d)    Subject to Section 19(b) hereof, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Subject to Section 12 above, no such amendment will impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

20.    Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the state of incorporation or formation of the Company.

21.    Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan after the tenth anniversary of the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

22.    Miscellaneous Provisions.

(a)    The Company will not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)    This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)    Except with respect to Section 22(e), to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Shares Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)    No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or shares thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)    Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f)    No Participant will have any rights as a shareholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the share records of the Company.

(g)    The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)    Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Shares under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(i)    If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect.

23.    Stock-Based Awards in Substitution for Option Rights or Awards Granted by Other Company. Notwithstanding anything in this Plan to the contrary:

(a)    Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b)    In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by Shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under the Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees, Trustees or directors of the Company or any Subsidiary prior to such acquisition or merger. Any operation of this Plan in connection with such available shares shall comply with the rules of the applicable national securities exchange on which the Shares are listed.

(c)    Any Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 23(a) or 23(b) above will not reduce the Shares available for issuance or transfer under the Plan or otherwise count against the limits contained in Section 3 of the Plan. In addition, no Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 23(a) or 23(b) above will be added to the aggregate limit contained in Section 3(a)(i) of the Plan.

24.    REIT Status. This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled: (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

[Remainder Intentionally Left Blank]

The foregoing is hereby acknowledged as being the 2023 Long Term Incentive Plan as adopted by the Board on December 2, 2022, and by the Shareholders on January 30, 2023.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

By:

Name: Brian Mitts
Title: Chief Financial Officer, Executive VP- Finance, Treasurer and Assistant Secretary

NEXPOINT

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **IVR** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-530-8636 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

SPECIAL MEETING OF SHAREHOLDERS – JANUARY 30, 2023

This Proxy is solicited by the Board of Trustees

The undersigned shareholder of NexPoint Diversified Real Estate Trust, a Delaware statutory trust (the “Company”), having received notice of the Special Meeting and management’s Proxy Statement therefor, the terms of each of which are incorporated by reference, and revoking all prior proxies, hereby appoint(s) Mr. Brian Mitts and Mr. Matt McGraner (with full power of substitution), as proxies of the undersigned to attend the Special Meeting of Shareholders of the Company to be held on Monday, January 30, 2023 at 9:00 a.m. Central time, and any postponement or adjournment thereof, and to vote and act upon the matters listed on the reverse side in respect to all shares of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

The Special Meeting will be held exclusively through a virtual format. You will not be able to attend the Special Meeting in person. If you are a shareholder of record and wish to attend and vote at the Special Meeting, please email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com with “NXDT Meeting” in the subject line and provide your full name and address in the body of the email in order to receive the Special Meeting registration link. If your shares in the Company are held by a financial intermediary, please refer to the notice of special meeting in the accompanying Proxy Statement for additional information on how to access the Special Meeting. Requests to attend the Special Meeting must be received by AST no later than 2:00 p.m. Central Time on Friday, January 27, 2023. Please vote your shares in accordance with the instructions on this Proxy Card whether or not you attend the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 530-8636. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at: https://vote.proxyonline.com/nexpoint/docs/nxdt.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

NEXPOINT DIVERSIFIED REAL ESTATE TRUST	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

The Board of Trustees recommends you vote FOR the following proposal:

		FOR	AGAINST	ABSTAIN

1.	To approve the NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan.	○	○	○

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]